SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                    Date of report (Date of
                    earliest event reported):      April 28, 1999


                           KMC TELECOM HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


     Delaware                    333-50475                  22-3545325
     (State or Other            (Commission                 (I.R.S. Employer
     Jurisdiction               File Number)                Identification No.)
     of Incorporation)

                           KMC Telecom Holdings, Inc.
                            1545 Route 206, Suite 300
                          Bedminster, New Jersey 07921
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 908-470-2100


                         Exhibit List Appears on Page 4








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Item 5.  Other Events.

                  KMC Telecom Holdings, Inc. (the "Registrant") desires to release its current unaudited financial results by filing them with the Securities and Exchange Commission. Attached hereto is a copy of a press release relating to the Registrant's current unaudited financial results for the three month period ended March 31, 1999. Certain matters discussed in the press release are forward-looking statements that involve risks and uncertainties, including statements relating to its expansion plans, strategy, products and back office and provisioning systems. As a result, actual results, events or conditions, financial or otherwise, can differ materially from the results and expectations referred to in those statements. You should read the Registrant's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 1998, for certain cautionary statements concerning risk factors that could affect the Registrant's future results and expectations. The Registrant undertakes no duty to update such forward-looking statements.

Item 7.  Financial Statements, Pro Forma Financial Information
             and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable

         (b)   Pro Forma Financial Information.

                     Not Applicable

         (c)   Exhibits.

                     The following exhibits are filed with this Report.

Exhibit No.                Description.

99.1                       Press Release, dated April 28, 1999





                                        2

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KMC TELECOM HOLDINGS, INC.



Date:  April 28, 1999              By:    /S/ ROBERT F. HAGAN
                                          -------------------------------------
                                          Name:    Robert F. Hagan
                                          Title:   Vice President, Controller


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EXHIBIT LIST




Exhibit No.                Description

99.1                       Press Release, dated April 28, 1999